UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): October 13, 2022

CENTESSA PHARMACEUTICALS PLC

(Exact name of Registrant, as specified in its charter)

England and Wales	001-04321	98-1612294
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
Mailing address:
3rd Floor
1 Ashley Road
Altrincham
Cheshire WA14 2DT
United Kingdom
(Address of principal executive offices) (Zip code)
Registrant's telephone number, including area code: +44 (0) 203 920 6789, ext. 9999
Former name or address, if changed since last report:
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, nominal value £0.002 per share	CNTA	Nasdaq Stock Market, LLC*
American Depositary Shares, each representing one ordinary share, nominal value £0.002 per share	CNTA	Nasdaq Stock Market, LLC
*Not for trading, but only in connection with the listing of the American Depositary Shares on The Nasdaq Stock Market, LLC.
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On October 13, 2022, Centessa Pharmaceuticals plc (the “Company”) and Javad Shahidi, M.D., M.Sc., Chief Medical Officer, mutually agreed that Dr. Shahidi will be departing from the Company. Dr. Shahidi’s last day with the Company will be October 14, 2022. Dr. Shahidi’s departure was not the result of any disagreement regarding any matter relating to the Company’s operations, policies or practices. The Company thanks Dr. Shahidi for his contributions.
Antoine Yver, M.D., M.Sc., Chairman of Development of the Company, will assume all responsibilities currently held by Dr. Shahidi effective October 14, 2022. Dr. Yver assumes these responsibilities with over 30 years of extensive global drug development and global program leadership experience in oncology and rare diseases, including deep expertise in regulatory affairs and policy. Dr. Yver has led the approvals for 11 different drugs, including Tagrisso®, Lynparza®, and Enhertu®. Prior to joining Centessa in 2021, Dr. Yver was Executive Vice President and Global Head, R&D Oncology, and Chair of the Cancer Enterprise at Daiichi Sankyo Company, Ltd. Previously, Dr. Yver was with AstraZeneca, PLC, most recently serving as Senior Vice President, Global Medicine Head, Oncology, and Global Medicines Development China Lead. Dr. Yver currently serves as an independent director on the Board of Sanofi and Spotlight Therapeutics.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    October 14, 2022

By:	/s/ Saurabh Saha
Name:	Saurabh Saha, M.D., Ph.D.
Title:	Chief Executive Officer